Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL
To Tender Shares of its Common Shares,
Par Value $0.01 Per Share
At a Purchase Price of $7.50 Per Share

of

GLOBAL SOURCES LTD.

Pursuant to the Offer, dated June 26, 2015

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL
EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON JULY 27, 2015,
UNLESS GLOBAL SOURCES EXTENDS THE OFFER.

The Depositary for the Offer is:

By Mail:	By Overnight Courier:
Computershare Trust Company, N.A. Attention: Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	Computershare Trust Company, N.A. Attention: Corporate Actions 250 Royall Street, Suite V Canton, MA 02021

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s): (Please fill in, if blank, exactly as name(s) appear(s) on certificate(s))	Certificate(s) Tendered (Attach and sign additional list if necessary)
	Certificate Number(s)*	Number of Shares Represented by Certificate(s)	Total Number of Shares Tendered (including Direct Registration Shares)**

Total Shares

_________________
*           Do not need to complete if Shares are delivered by book-entry transfer.

**
If you desire to tender fewer than all Shares evidenced by any certificate(s) listed above, please indicate in this column the number of Shares you wish to tender.  Otherwise, all Shares evidenced by such certificate(s) will be deemed to have been tendered.  See Instruction 4.

Complete only if you are submitting more than one certificate:

Indicate in the box below the order (by certificate number) in which shares are to be purchased in the event of proration (attach additional signed list if necessary). If you do not designate an order and the Company purchases less than all shares tendered due to proration, the Depositary will select the shares that the Company will purchase.  See Instruction 5.

1st:	2nd:	3rd:	4th:	5th:	6th:

SCAN TO CA VOLUNTARY GSOL

SPECIAL INSTRUCTIONS

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 6, 7 and 8)

To be completed ONLY if:

(i)
the check for the purchase price of Shares purchased (less the amount of any U.S. federal income or backup withholding tax required to be withheld) is and/or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned; or

(i)	Issue:	☐Check to:
☐Share certificate(s) to:

Name:

Address:

Taxpayer Identification No.

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 6 and 8)

To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any U.S. federal income and backup withholding tax required to be withheld) is and/or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than your address of record on your Computershare account.

Deliver:	☐Check to:
☐Share certificate(s) to:

Name:

Address:

Delivery of this Letter of Transmittal to an address other than one of those set forth above will not constitute a proper delivery.  You must deliver this Letter of Transmittal to the depositary.  Deliveries to Global Sources Ltd. (“Global Sources”) or Georgeson Inc. (the information agent for the Offer) will not be forwarded to the depositary and, therefore, will not constitute proper delivery to the depositary.  Delivery of this Letter of Transmittal and any other required documents to the book-entry transfer facility at the Depositary Trust Company (“DTC,” which is herein referred to as the “book-entry transfer facility”) will not constitute delivery to the depositary.

You should use this Letter of Transmittal if you are causing the Shares to be delivered by book-entry transfer to the depositary’s account at DTC pursuant to the procedures set forth in Section 3 of the Offer to Purchase.  Only financial institutions that are participants in the book-entry transfer facility’s system may make book-entry delivery of the Shares.

The Information Agent for the Offer is:

480 Washington Boulevard, 26th Floor
Jersey City, NJ  07310

All Holders Call Toll Free: (888) 607-6511
Outside the United States, please call (781) 575-2137
Email:  globalsources@georgeson.com

__________

BEFORE COMPLETING THIS LETTER OF TRANSMITTAL, YOU SHOULD READ THIS LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

You should use this Letter of Transmittal only if (1) you are also enclosing certificates for the Shares you desire to tender, or (2) you intend to deliver certificates for such Shares under a notice of guaranteed delivery previously sent to the depositary, or (3) you are delivering Shares through a book-entry transfer into the depositary’s account at DTC (i.e., the book-entry transfer facility) in accordance with Section 3 of the Offer to Purchase.

If you desire to tender Shares in the Offer, but you cannot deliver the certificates for your Shares and all other required documents to the depositary by the Expiration Date (as defined in the Offer to Purchase), or cannot comply with the procedures for book-entry transfer on a timely basis, then you may tender your Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.  See Instruction 2.  Delivery of this Letter of Transmittal and any other required documents to the book-entry transfer facility does not constitute delivery to the depositary.

☐	Check here if you are delivering tendered Shares pursuant to a notice of guaranteed delivery that you previously sent to the depositary and complete the following:

Names(s) of Tendering Stockholder(s):
____________________________________________________________________________

Date of Execution of notice of guaranteed delivery:
____________________________________________________________________________

Name of Institution that Guaranteed Delivery:
____________________________________________________________________________

☐
Check here if any certificates evidencing the Shares you are tendering with this Letter of Transmittal have been lost, stolen, destroyed or mutilated.  If you check this box, you must complete an affidavit of loss and return it with your Letter of Transmittal.  You should call Computershare Investor Services LLC, the transfer agent (the “Transfer Agent”), at 1-877-373-6374 to get information about the requirements for replacement.  You may be required to post a bond to secure against the risk that certificates may be subsequently recirculated.  Please call the Transfer Agent immediately to obtain an affidavit of loss, to receive further instructions on how to proceed, and to determine whether you will need to post a bond, so that the timely processing of this Letter of Transmittal will not be impeded.  See Instruction 12.

☐
Check here if you are a financial institution that is a participating institution in the book-entry transfer facility’s system and you are delivering the tendered Shares by book-entry transfer to an account maintained by the depositary at the book-entry transfer facility, and complete the following:

Names(s) of Tendering Institution:
____________________________________________________________________________

Account Number:
____________________________________________________________________________

Transaction Code Number:
____________________________________________________________________________

ODD LOTS
(See Instruction 13)

To be completed only if Shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 Shares.  The undersigned either (check one box):

☐  is the beneficial or record owner of an aggregate of fewer than 100 Shares, all of which are being tendered; or

☐   is a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering, for the beneficial owner(s), Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 Shares and is tendering all of such person’s Shares.

NOTE:  SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to Global Sources Ltd., a Bermuda company (“Global Sources”), the above-described shares of Global Sources’ common shares, par value $0.01 per share (the “Shares”), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 26, 2015, and in the related Letter of Transmittal (which together, as they may be amended and supplemented from time to time, constitute the “Offer”).  Global Sources is inviting its shareholders to tender their Shares at $7.50 per share (the “Purchase Price”) net to the seller in cash, without interest, upon the terms and subject to the conditions of the Offer.

The tender of the Shares is being made at the price per share of $7.50, net to the seller in cash, without interest, on the terms and subject to the conditions set forth in this Letter of Transmittal and in Global Sources’ Offer to Purchase, dated June 26, 2015, receipt of which is hereby acknowledged.

Subject to and effective upon acceptance for payment of, and payment for, Shares tendered with this Letter of Transmittal in accordance with the terms of the Offer, the undersigned hereby (1) sells, assigns and transfers to or upon the order of Global Sources all right, title and interest in and to all of the Shares tendered hereby which are so accepted and paid for; (2) orders the registration of any Shares tendered by book-entry transfer that are purchased under the Offer to or upon the order of Global Sources; and (3) appoints the depositary as attorney-in-fact of the undersigned with respect to such Shares, with the full knowledge that the depositary also acts as the agent of Global Sources, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to perform the following functions:

(a)           deliver certificates for Shares, or transfer ownership of such Shares on the account books maintained by the book-entry transfer facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Global Sources, upon receipt by the depositary, as the undersigned’s agent, of the Purchase Price with respect to such Shares;

(b)           present certificates for such Shares for cancellation and transfer on Global Sources’ books; and

(c)           receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

The undersigned understands that Global Sources, upon the terms and subject to the conditions of the Offer, will pay $7.50 per share for Shares properly tendered into, and not properly withdrawn from, the Offer subject to the conditions of the Offer, including the proration and “odd lot” provisions described in the Offer to Purchase.

The undersigned hereby covenants, represents and warrants to Global Sources that:

(a)           the undersigned has a net long position in the Shares at least equal to the number of Shares being tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is tendering the Shares in compliance with Rule 14e-4 under the Exchange Act;

(b)           has full power and authority to tender, sell, assign and transfer the Shares tendered hereby;

(c)           when and to the extent Global Sources accepts the Shares for purchase, Global Sources will acquire good and marketable title to them, free and clear of all security interests, liens, restrictions, claims, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and the Shares will not be subject to any adverse claims or rights;

(d)           the undersigned will, upon request, execute and deliver any additional documents deemed by the depositary or Global Sources to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and accepted for purchase; and

(e)           the undersigned has read and agrees to all of the terms of the Offer.

The undersigned understands that tendering of Shares under any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions to this Letter of Transmittal will constitute an agreement between the undersigned and Global Sources upon the terms and subject to the conditions of the Offer.  The undersigned acknowledges that under no circumstances will Global Sources pay interest on the Purchase Price.

The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Global Sources may terminate or amend the Offer; postpone the acceptance for payment of, or the payment for, Shares tendered; or accept for payment fewer than all of the Shares tendered hereby.  The undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned at the address indicated above.

The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby.  The certificate numbers, the number of Shares represented by such certificates, and the number of Shares that the undersigned wishes to tender should be set forth in the appropriate boxes above.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the aggregate Purchase Price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld), and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned or, in the case of Shares tendered by book-entry transfer, by credit to the account at the book-entry transfer facility designated above.  Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the aggregate Purchase Price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld), and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate), to the undersigned at the address shown below the undersigned’s signature(s).  In the event that both the “Special Payment Instructions” and the “Special Delivery Instructions” are completed, please issue the check for the aggregate Purchase Price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and mail said check to the person(s) so indicated.

The undersigned recognizes that Global Sources has no obligation, under the Special Payment Instructions, to transfer any certificate for Shares from the name of its registered holder, or to order the registration or transfer of Shares tendered by book-entry transfer.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.  Except as stated in the Offer to Purchase, this tender is irrevocable.

SHAREHOLDER(S)—SIGN HERE
(See Instructions 1 and 6)
(Please See IRS Form W-9 or other appropriate IRS Form W-8, as applicable)

This Letter of Transmittal must be signed by registered holder(s) exactly as name(s) appear(s) on Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Share certificates and documents transmitted herewith.  If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide full title and see Instruction 6.

Sign Here:  _________________________________________________________________________

Sign Here:  _________________________________________________________________________
Signature(s) of Shareholder(s)

Dated:  __________________, 2015

Name(s):  __________________________________________________________________________
Please Print

Capacity (full title):  _________________________________________________________________

Address:  __________________________________________________________________________

Address Line 2: _____________________________________________________________________

Address Line 3:  _____________________________________________________________________
Please Include Zip/Postal Code

(Country Code/Area Code) Telephone Number:  __________________________________________

Taxpayer Identification or Social Security No.(if applicable): ________________________________

GUARANTEE OF SIGNATURE(S)
(If Required, See Instructions 1 and 6)

Authorized Signature:  _______________________________________________________________

Name(s):  __________________________________________________________________________

Name of Firm:  _____________________________________________________________________

Address:  __________________________________________________________________________

Address Line 2:  _____________________________________________________________________

Address Line 3:  _____________________________________________________________________

(Country Code/Area Code) Telephone Number:  __________________________________________

Dated:  _____________, 2015

INSTRUCTIONS TO LETTER OF TRANSMITTAL
Forming Part of the Terms of the Offer

1.           Guarantee of Signatures.

Except as otherwise provided in this Instruction 1, all signatures on this Letter of Transmittal must be guaranteed by a financial institution that is a participant in the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an “eligible guarantor institution” as such term is defined in Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”).  Signatures on this Letter of Transmittal need not be guaranteed if either (a) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this Letter of Transmittal, shall include any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed either the box entitled “Special Payment Instructions” or “Special Delivery Instructions” in this Letter of Transmittal; or (b) such Shares are tendered for the account of an Eligible Institution.  See Instruction 6.  You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents may also need to be guaranteed.  See Instruction 6.

2.           Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

You should use this Letter of Transmittal only if you are (a) forwarding certificates with this Letter of Transmittal, (b) tendering your Direct Registration System shares (“DRS”), (c) going to deliver certificates under a notice of guaranteed delivery previously sent to the depositary or (d) causing the Shares to be delivered by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase.  In order for you to properly tender Shares, the depositary must receive original certificates for all physically tendered Shares, or a confirmation of a book-entry transfer of all Shares delivered electronically into the depositary’s account at the book-entry transfer facility, together in each case with a properly completed and duly executed Letter of Transmittal, or an Agent’s Message (as defined below) in connection with book-entry transfer, and any other documents required by this Letter of Transmittal, at one of its addresses set forth in this Letter of Transmittal by the Expiration Date.  The term “Agent’s Message” means a message transmitted by the book-entry transfer facility to, and received by, the depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the Shares, that the participant has received and agrees to be bound by the terms of this Letter of Transmittal, and that Global Sources may enforce this agreement against the participant.

Guaranteed Delivery.  If you cannot deliver your Shares and all other required documents to the depositary, or if your share certificates are not immediately available, by the Expiration Date, or the procedure for book-entry transfer cannot be completed on a timely basis, you may tender your Shares pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase by or through any eligible institution.  To comply with the guaranteed delivery procedure, you must:  (1) properly complete and duly execute a notice of guaranteed delivery substantially in the form provided to you by Global Sources, including (where required) a signature guarantee by an eligible institution in the form set forth in the notice of guaranteed delivery; (2) arrange for the depositary to receive the notice of guaranteed delivery by the Expiration Date; and (3) ensure that the depositary receives the certificates for all physically-tendered Shares or book-entry confirmation of electronic delivery of Shares, as the case may be, together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees or an Agent’s Message, and all other documents required by this Letter of Transmittal, within three Nasdaq National Market trading days after receipt by the depositary of such notice of guaranteed delivery, all as provided in Section 3 of the Offer to Purchase.

The notice of guaranteed delivery may be delivered by facsimile transmission or mail to the depositary and must include, if necessary, a guarantee by an eligible guarantor institution in the form set forth in such notice.  For Shares to be properly tendered under the guaranteed delivery procedure, the depositary must receive the notice of guaranteed delivery before the Expiration Date.

The method of delivery of all documents, including certificates for Shares, is at the option and risk of the tendering stockholder.  If you choose to deliver the documents by mail, we recommend that you use registered mail with return receipt requested, properly insured.  In all cases, please allow sufficient time to assure timely delivery.

Global Sources will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares.  By executing this Letter of Transmittal, you waive any right to receive any notice of the acceptance for payment of your tendered Shares.

3.           Inadequate Space.

If the space provided in the box captioned “Description of Shares Tendered” is inadequate, then you should list the certificate numbers, the number of Shares represented by the certificate(s) and the number of Shares tendered with respect to each certificate on a separate signed schedule attached to this Letter of Transmittal.

4.           Partial Tenders and Unpurchased Shares.

(Not applicable to stockholders who tender by book-entry transfer.)  If you wish to tender (i.e., offer to sell) fewer than all of the Shares evidenced by any certificate(s) that you deliver to the depositary, fill in the number of Shares that you wish to tender (i.e., offer for sale) in the column entitled “Number of Shares Tendered.”  In this case, if Global Sources purchases some but not all of the Shares that you tender, Global Sources will issue to you a new certificate for the unpurchased Shares.  The new certificate will be sent to the registered holder(s) promptly after the Expiration Date.  Unless you indicate otherwise, all Shares represented by the certificate(s) listed and delivered to the depositary will be deemed to have been tendered.  In the case of Shares tendered by book-entry transfer at the book-entry transfer facility, any tendered but unpurchased Shares will be credited to the appropriate account maintained by the tendering stockholder at the book-entry transfer facility.  In each case, Shares will be returned or credited without expense to the stockholder. The option to tender fewer than all of your Shares is not available to shareholders who wish to receive “odd lots” priority as described in Section 1 of the Offer to Purchase.

5.           Order of Purchase in the Event of Proration.

As described in Section 1 of the Offer to Purchase, stockholders may specify the order in which their Shares are to be purchased in the event that, as a result of proration or otherwise, Global Sources purchases some but not all of the tendered Shares pursuant to the terms of the Offer.  The order of purchase may effect the U.S. federal income tax consequences to a stockholder.  See Sections 1 and 13 of the Offer to Purchase.

6.           Signatures on Letter of Transmittal, Stock Powers and Endorsements.

a.           Exact Signatures.

If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

b.           Joint Holders.

If the Shares are registered in the names of two or more persons, ALL such persons must sign this Letter of Transmittal.

c.           Different Names on Certificates.

If any tendered Shares are registered in different names on several certificates, you must complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

d.           Endorsements.

If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificate(s) representing such Shares or separate stock powers are required unless payment of the Purchase Price is to be made, or the certificates for Shares not tendered or tendered but not purchased are to be issued, to a person other than the registered holder(s).  Signature(s) on any such certificate(s) or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, or if payment is to be made to a person other than the registered holder(s), the certificate(s) for the Shares must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for such Shares, and the signature(s) on such certificates or stock power(s) must be guaranteed by an Eligible Institution.  See Instruction 1.  If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit to the depositary evidence satisfactory to Global Sources that such person has authority so to act.

7.           Stock Transfer Taxes.

Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need to accompany this Letter of Transmittal.  Global Sources will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Shares purchased in the Offer.  If, however:

a.           payment of the Purchase Price is to be made to any person other than the registered holder(s);

OR

b.           tendered certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal,

then the depositary will deduct from the Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account of the transfer of cash or stock thereby made to such person, unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted with this Letter of Transmittal.

8.           Special Payment and Delivery Instructions.  If any of the following conditions holds:

a.           check(s) for the Purchase Price of any Shares purchased pursuant to the Offer are to be issued to a person other than the person(s) signing this Letter of Transmittal; or

b.           check(s) for the Purchase Price are to be sent to any person other than the person signing this Letter of Transmittal, or to the person signing this Letter of Transmittal, but at a different address, then, in each such case, you must complete the boxes captioned “Special Payment Instructions” and/or “Special Delivery Instructions,” as applicable, in this Letter of Transmittal and make sure that the signatures herein are guaranteed as described in Instructions 1 and 6.

9.           Tax Identification Number and Backup Withholding.

Important Tax Information.  U.S. federal income tax laws generally require a tendering stockholder to provide the depositary with such holder’s correct taxpayer identification number (“TIN”) and certain other information on IRS Form W-9, which is provided below, or, alternatively, to establish another basis for exemption from backup withholding.  In addition to penalties, failure to provide the depositary with the correct information or an adequate basis for an exemption from backup withholding may result in backup withholding at a current rate of 28% on all payments made to stockholders pursuant to the Offer.  Any amounts withheld under the backup withholding rules will be allowed as a credit against the stockholder’s U.S. federal income tax liability.  If withholding results in an overpayment of taxes, the stockholder may obtain a refund if the required information is timely provided to the IRS.

In order to avoid backup withholding, each tendering stockholder that is a U.S. Holder (as defined in Section 13 of the Offer to Purchase) or a U.S. partnership for U.S. Federal income tax purposes (a “U.S. Partnership”) must provide (i) its correct TIN by completing IRS Form W-9, certifying, under penalty of perjury, (1) that the TIN provided is correct (or that such stockholder is awaiting a TIN), (2) that (A) the stockholder is exempt from backup withholding, or (B) the IRS has not notified the stockholder that such stockholder is subject to backup withholding as a result of a prior failure to report all interest or dividends or (C) the IRS has notified the stockholder that such stockholder is no longer subject to backup withholding, and (3) that the stockholder is a U.S. person (including a U.S. resident alien), or (ii), if applicable, an adequate basis for exemption.  If the tendering U.S. Holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such U.S. Holder should write “Applied For” in the space provided for the TIN in Part I of IRS Form W-9 and sign and date IRS Form W-9.  If “Applied For” is written in Part I and the Paying Agent is not provided with a TIN by the time of payment, the Paying Agent will withhold 28% from any payments made pursuant to the Offer.  Certain stockholders (including corporations) are not subject to these backup withholding and reporting requirements.  Exempt U.S. Holders should indicate their exempt status on IRS Form W-9.  For further information concerning backup withholding and instructions for completing IRS Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete IRS Form W-9 if Shares are held in more than one name), consult the enclosed IRS Form W-9 and related instructions.

A tendering shareholder who is not a U.S. Holder or U.S. Partnership may qualify as an exempt recipient with respect to backup withholding by submitting to the depositary a properly completed IRS Form W-8BEN, Form W-8BEN-E, Form W-8ECI or Form W-8IMY, as applicable (instead of IRS Form W-9), signed under penalty of perjury, attesting to such stockholder’s non-U.S. status.  An IRS Form W-8BEN is included in this Letter of Transmittal and other applicable forms can be obtained from the depositary or from www.irs.gov.

FAILURE TO COMPLETE AND RETURN IRS FORM W-9 OR AN APPROPRIATE IRS FORM W-8 MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.

10.           Irregularities.

Global Sources will determine, in its sole discretion, all questions as to the number of Shares to accept, and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares.  Any such determinations will be final and binding on all parties.  Global Sources reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of Global Sources, be unlawful.  Global Sources also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares, and Global Sources’ interpretation of the terms of the Offer, including these instructions, will be final and binding on all parties.  No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived.  Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Global Sources shall determine.  None of Global Sources, the depositary, the information agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

11.           Questions; Requests for Assistance and Additional Copies.

Please direct any questions or requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal or the notice of guaranteed delivery to the information agent at the telephone number and address set forth below.  You may also contact your broker, dealer, commercial bank or trust company for assistance concerning the Offer.

12.           Lost, Stolen, Destroyed or Mutilated Certificates.

If any certificate representing any Shares has been lost, stolen, destroyed or mutilated, you should notify Computershare Investor Services LLC, the Transfer Agent, by calling 1-877-373-6374 and asking for instructions on obtaining replacement certificate(s) at the address specified on the cover of this Letter of Transmittal.  The Transfer Agent will require you to complete an affidavit of loss and return it to the Transfer Agent.  You will then be instructed by the Transfer Agent as to the steps you must take in order to replace the certificate.  You may be required to post a bond to secure against the risk that the certificate may be subsequently recirculated.

We cannot process this Letter of Transmittal and related documents until you have followed the procedures for replacing lost, stolen, destroyed or mutilated certificates.  We urge you to contact the Transfer Agent immediately in order to receive further instructions, for a determination as to whether you will need to post a bond, and to permit timely processing of this documentation.

13.           Odd Lots.

As described in Section 1 of the Offer to Purchase, if Global Sources is to purchase fewer than all Shares properly tendered before the Expiration Date and not properly withdrawn, the Shares purchased first will consist of all Shares properly tendered by any shareholder who owns, beneficially or of record, an aggregate of fewer than 100 Shares, and who tenders all of such holder’s Shares at the Purchase Price.  This preference will not be available to you unless you complete the section captioned “Odd Lots” in this Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery.

Important:  The depositary must receive this Letter of Transmittal (together with the certificate(s) for Shares or confirmation of book-entry transfer and all other required documents) or, if applicable, the notice of guaranteed delivery, before the Expiration Date.

YOU MUST COMPLETE AND SIGN IRS FORM W-9 (OR AN APPROPRIATE IRS FORM W-8, AS APPLICABLE).  U.S. Holders should provide their social security number or other TIN if applicable and certify that they are not subject to backup withholding.

Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.
___________________
Print or type
    See Specific Instructions on page 2.
1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
______________________
2 Business name/disregarded entity name, if different from above
______________________

3 Check appropriate box for federal tax classification; check only one of the following seven boxes:
☐ Individual/sole proprietor or single-member LLC
☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate
4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) > _________	Exempt payee code (if any) _____
Note. For a single-member LLC that is disregarded, do not check LLC; in the line above for the tax classification of the single-member owner.	Exemption from FATCA reporting code (if any) _______
☐ Other (see instructions) >	(Applies to accounts maintained outside the U.S.)
______________________
5 Address (number, street, and apt. or suite no.)          Requester’s name and address (optional)
______________________
6 City, state, and ZIP code
______________________
7 List account number(s) here (optional)
______________________
Part I Taxpayer Identification Number (TIN)
______________________
Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.
Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.
Social security number
[  ][  ][  ]-[  ][  ]-[  ][  ][  ][  ]
or
Employer identification number
[  ][  ]-[  ][  ][  ][  ][  ][  ]
______________________

Part II Certification
______________________
Under penalties of perjury, I certify that:
1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and
4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.
Certification instructions.  You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.
______________________

Sign Here	Signature of U.S. person >	Date >
______________________
General Instructions
Section references are to the Internal Revenue Code unless otherwise noted.
Future developments.  Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.
Purpose of Form
An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:
•   Form 1099-INT (interest earned or paid)
•   Form 1099-DIV (dividends, including those from stocks or mutual funds)
•   Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
•   Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
•   Form 1099-S (proceeds from real estate transactions)
•   Form 1099-K (merchant card and third party network transactions)
•   Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
•   Form 1099-C (canceled debt)
•   Form 1099-A (acquisition or abandonment of secured property)

        Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.
If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.
By signing the filled-out form, you:
1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),
2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and
4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.
______________________
Cat. No. 10231X                 Form W-9 (Rev. 12-2014)
______________________

Form W-9 (Rev. 12-2014)	Page 2
______________________
Note.  If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.
Definition of a U.S. person.  For federal tax purposes, you are considered a U.S. person if you are:
•   An individual who is a U.S. citizen or U.S. resident alien;
•   A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
•   An estate (other than a foreign estate); or
•   A domestic trust (as defined in Regulations section 301.7701-7).
Special rules for partnerships.  Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.
In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:
•   In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;
•   In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and
•   In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.
Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien.  Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.
If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:
1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.
2. The treaty article addressing the income.
3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.
5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.
Example.  Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.
If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.
Backup Withholding
What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.
You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.
Payments you receive will be subject to backup withholding if:
1. You do not furnish your TIN to the requester,
2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),
3. The IRS tells the requester that you furnished an incorrect TIN,
4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or
5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).
Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.
Also see Special rules for partnerships above.

What is FATCA reporting?
The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.
Updating Your Information
You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.
Penalties
Failure to furnish TIN.  If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
Civil penalty for false information with respect to withholding.  If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
Criminal penalty for falsifying information.  Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
Misuse of TINs.  If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions
Line 1
You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.
If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.
a. Individual.  Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.
Note. ITIN applicant:  Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.
b. Sole proprietor or single-member LLC.  Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.
c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation.  Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.
d. Other entities.  Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.
e. Disregarded entity.  For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2 “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

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Form W-9 (Rev. 12-2014)	Page 3
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Line 2
If you have a business name. trade name, DBA name, or disregarded entity name, you may enter it on line 2.
Line 3
Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.
Limited Liability Company (LLC).  If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the “Limited Liability Company” box and enter “P” in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the “Limited Liability Company” box and in the space provided enter “C” for C corporation or “S” for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the “Limited Liability Company” box; instead check the first box in line 3 “individual/sole proprietor or single-member LLC;”
Line 4, Exemptions
If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.
•   Generally, individuals (including sole proprietors) are not exempt from backup withholding.
•   Except as provided below, corporations are exempt from backup withholding for certain payments including interest and dividends.
•   Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.
•   Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.
The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.
1 — An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)
2 — The United States or any of its agencies or instrumentalities
3 — A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities
4 — A foreign government or any of its political subdivisions, agencies, or instrumentalities
5 — A corporation
6 — A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession
7 — A futures commission merchant registered with the Commodity Futures Trading Commission
8 — A real estate investment trust
9 — An entity registered at all times during the tax year under the Investment Company Act of 1940
10 — A common trust fund operated by a bank under section 584(a)
11 — A financial institution
12 — A middleman known in the investment community as a nominee or custodian
13 — A trust exempt from tax under section 664 or described in section 4947
The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.
IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions
Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,0001	Generally, exempt payees 1 through 52
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4
1 See Form 1099-MISC, Miscellaneous Income, and its instructions.
2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.
Exemption from FATCA reporting code.  The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A — An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)
B — The United States or any of its agencies or instrumentalities
C — A state, the District of Columbia, a U.S. commonwealth of possession, or any of their political subdivisions or instrumentalities
D — A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)
E — A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)
F — A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state
G — A real estate investment trust
H — A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940
I — A common trust fund as defined in section 584(a)
J — A bank as defined in section 581
K — A broker
L — A trust exempt from tax under section 664 or described in section 4947(a)(1)
M — A tax exempt trust under a section 403(b) plan or section 457(g) plan
Note.  You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.
Line 5
Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.
Line 6
Enter your city, state, and ZIP code.
Part I. Taxpayer Identification Number (TIN)
Enter your TIN in the appropriate box.  If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.
If you are a sole proprietor and you have an EIN, you may enter either your SSN or ElN. However, the IRS prefers that you use your SSN.
If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.
Note.  See the chart on page 4 for further clarification of name and TIN combinations.
How to get a TIN.  If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).
If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.
Note.  Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.
Caution:  A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

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Form W-9 (Rev. 12-2014)	Page 4
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Part II. Certification
To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.
For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.
Signature requirements.  Complete the certification as indicated in items 1 through 5 below.
1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983.  You must give your correct TIN, but you do not have to sign the certification.
2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983.  You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.
3. Real estate transactions.  You must sign the certification. You may cross out item 2 of the certification.
4. Other payments.  You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).
5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.
What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account1
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor2
4. a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law	The grantor-trustee1 The actual owner1
5. Sole proprietorship or disregarded entity owned by an individual	The owner3
6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671- 4(b)(2)(i)(A))	The grantor*
7. Disregarded entity not owned by an individual	The owner

For this type of account:	Give name and SSN of:
8. A valid trust, estate, or pension trust	Legal entity4
9. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11. Partnership or multi-member LLC	The partnership
12. A broker or registered nominee	The broker or nominee
13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust
1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
2 Circle the minor’s name and furnish the minor’s SSN.
3 You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.
4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2.
*Note.  Grantor also must provide a Form W-9 to trustee of trust.
Note.  If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.
Secure Your Tax Records from Identity Theft
Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.
To reduce your risk:
•   Protect your SSN,
•   Ensure your employer is protecting your SSN, and
•   Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.
If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.
For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.
Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes.  Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.
The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.
If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).
Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice
Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

Form W-8BEN (Rev. February 2014) Department of the Treasury Internal Revenue Service
Certificate of Foreign Status of Beneficial Owner for
United States Tax Withholding and Reporting (Individuals)

▶  For use by individuals. Entities must use Form W-8BEN-E.
▶  Information about Form W-8BEN and its separate instructions is at www.irs.gov/formw8ben.
▶  Give this form to the withholding agent or payer. Do not send to the IRS.
OMB No. 1545-1621
Do NOT use this form if: Instead, use Form:
●	You are NOT an individualW-8BEN-E

●	You are a U.S. citizen or other U.S. person, including a resident alien individualW-9

●	You are a beneficial owner claiming that income is effectively connected with the conduct of trade or business within the U.S. (other than personal services)W-8ECI

●	You are a beneficial owner who is receiving compensation for personal services performed in the United States8233 or W-4

●	A person acting as an intermediaryW-8IMY

Part I	Identification of Beneficial Owner (see instructions)

1 Name of individual who is the beneficial owner	2 Country of citizenship

3 Permanent residence address (street, apt. or suite no., or rural route). Do not use a P.O. box or in-care-of address.

City or town, state or province. Include postal code where appropriate.	Country

4 Mailing address (if different from above)

City or town, state or province. Include postal code where appropriate.	Country

5 U.S. taxpayer identification number (SSN or ITIN), if required (see instructions)	6 Foreign tax identifying number (see instructions)

7 Reference number(s) (see instructions)	8 Date of birth (MM-DD-YYYY) (see instructions)

Part II	Claim of Tax Treaty Benefits (for chapter 3 purposes only) (see instructions)

  9    I certify that the beneficial owner is a resident of within the meaning of the income tax treaty between the United States and that country.

10    Special rates and conditions (if applicable—see instructions): The beneficial owner is claiming the provisions of Article of the treaty identified on line 9 above to claim a  % rate of withholding on (specify type of income):  .
.
Explain the reasons the beneficial owner meets the terms of the treaty article:

Part III	Certification

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

●
I am the individual that is the beneficial owner (or am authorized to sign for the individual that is the beneficial owner) of all the income to which this form relates or am using this form to document myself as an individual that is an owner or account holder of a foreign financial institution,

●	The person named on line 1 of this form is not a U.S. person,

●	The income to which this form relates is:
(a) not effectively connected with the conduct of a trade or business in the United States,
(b) effectively connected but is not subject to tax under an applicable income tax treaty, or
(c) the partner’s share of a partnership’s effectively connected income,
●
The person named on line 1 of this form is a resident of the treaty country listed on line 9 of the form (if any) within the meaning of the income tax treaty between the United States and that country, and

●	For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.
Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner. I agree that I will submit a new form within 30 days if any certification made on this form becomes incorrect.

Sign Here	▶
		Signature of beneficial owner (or individual authorized to sign for beneficial owner)	Date (MM-DD-YYYY)

Print name of signer	Capacity in which acting (if form is not signed by beneficial owner)

For Paperwork Reduction Act Notice, see separate instructions.
	Cat. No. 25047Z	Form W-8BEN (Rev. 2-2014)

This Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each tendering stockholder or its broker, dealer, commercial bank, trust company or other nominee to the depositary at one of its addresses set forth on the front cover of this Letter of Transmittal.

Any questions or requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal, the notice of guaranteed delivery or other related materials may be directed to the information agent at the telephone number and address set forth below.  You may also contact your broker, dealer, commercial bank or trust company for assistance concerning the Offer.  To confirm delivery of your Shares, please contact the depositary.

The Information Agent for the Offer is:

480 Washington Boulevard, 26th Floor
Jersey City, NJ  07310

All Holders Call Toll Free: (888) 607-6511
Outside the United States, please call (781) 575-2137
Email:  globalsources@georgeson.com